                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) August 19, 1996


                           THE ASSOCIATED GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                        0-24924                 51-0260858
- -------------------------------     --------------------     -------------------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)

   200 Gateway Towers, Pittsburgh, PA                        15222
- ----------------------------------------                    --------
(Address of principal executive offices)                    Zip Code

       Registrant's telephone number, including area code (412) 281-1907


                    PAGE 1 OF 4 CONSECUTIVELY NUMBERED PAGES.
                           EXHIBIT INDEX IS ON PAGE 4

Item 5. Other Events.

     On August 19, 1996, The Associated Group, Inc. (the "Company") announced that Alex J. Mandl ("Mandl"), president and chief operating officer of AT&T Corporation, will become chairman and chief executive officer of Associated Communications, L.L.C. ("ACOM"). ACOM is a majority owned subsidiary of the Company, and is a joint venture between Microwave Services, Inc. ("MSI"), a wholly-owned subsidiary of the Company, and Digital Services Corporation ("DSC"). Mandl's appointment is effective September 1, 1996 pursuant to an Employment Agreement dated as of August 19, 1996 (the "Employment Agreement"). The Company issued a press release regarding this development on August 19, 1996, which press release is filed as an exhibit to this report and is incorporated herein by reference. In addition, the Employment Agreement is filed as an exhibit to this report and is incorporated herein by reference.

Item 7. Exhibits.

     The following Exhibits are filed as part of this Report on Form 8-K:

     (c)  Exhibits

          99.1      Press Release dated August 19, 1996.

          99.2 Employment Agreement dated as of August 19, 1996, effective as of September 1, 1996.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      THE ASSOCIATED GROUP, INC.


Dated: September 6, 1996             By: /s/ Myles P. Berkman
                                          ------------------------------------
                                          Myles P. Berkman
                                          President and Chief Executive Officer

                           THE ASSOCIATED GROUP, INC.

                           CURRENT REPORT ON FORM 8-K


                                  EXHIBIT INDEX

Exhibit No.                                                               Page
- -----------                                                               ----
  99.1      Press Release dated August 19, 1996                             5

  99.2      Employment Agreement dated as of August 19, 1996, effective
            as of September 1, 1996                                         8